UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


         90 Linden Oaks, P.O. Box 30682, Rochester, New York 14603-0682
         --------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------






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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

                  None

(b) Pro-Forma Financial Information.

                  None

(c)      Exhibits

         Exhibit No.            Description
         -----------   ---------------------------------

             99.1      Press release issued May 13, 2003.


Item 9. Regulation FD Disclosure (Information being provided pursuant to Item 12 in accordance with SEC Release Nos. 33-8216 and 34-47583).

On May 13, 2003, Pro-Fac Cooperative, Inc. issued a press release announcing its financial results for its third fiscal quarter ended March 29, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRO-FAC COOPERATIVE, INC.



Date:    May 13, 2003               By:    /s/ Stephen R. Wright
         ------------                      ---------------------
                                          Stephen R. Wright, General Manager
                                             and Secretary
                                           (Principal Executive Officer and
                                              Principal Financial Officer)


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                                INDEX TO EXHIBITS


Exhibit No.               Description
----------       ---------------------------------
   99.1          Press release issued May 13, 2003.